Exhibit 4.6
DEBENTURE AMENDMENT AGREEMENT
THIS AGREEMENT dated for reference December 22, 2005 is made
AMONG:
UOB CAPITAL INVESTMENTS PTE LTD
80 Raffles Place, UOB Plaza 2 #30-20 Singapore 048624
(the “Investor”)
OF THE FIRST PART
AND:
WEX PHARMACEUTICALS INC. (formerly known as INTERNATIONAL WEX TECHNOLOGIES INC.), a corporation formed under the Canada Business Corporations Act and having an office at 2100 – 1040 West Georgia Street, Vancouver, British Columbia V6E 4H1
(the “Company”)
OF THE SECOND PART
AND:
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F., Manulife Tower, 169 Electric Road, North Point, Hong Kong
(the “Subsidiary”)
OF THE THIRD PART
WHEREAS:
A.
On June 14, 2004, the Investor advanced to the Subsidiary $1,500,000 (the “Advanced Funds”) pursuant to a subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004 (the “Original Subscription Agreement”);

B.	Pursuant to the Original Subscription Agreement, the Subsidiary and the Company issued to the Investor a debenture dated June 14, 2004 relating to the Advanced Funds (the “Debenture”);

C.	The Investor, the Subsidiary and the Company wish to enter into this Agreement to amend certain provisions of the Debenture as hereinafter provided; and

D.	Concurrently with the execution of this Agreement, the Investor, the Subsidiary and the Company have agreed to amend the Original Subscription Agreement.
NOW THEREFORE in consideration of the mutual premises, covenants and agreements herein set forth, and $1.00 now paid by each party to the others, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:
1.	Definitions

In this Agreement and the recitals hereto, unless the context otherwise requires, any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Debenture.

2.	One Instrument

The parties hereto agree that the Debenture, as amended hereby, shall continue to have full force and effect and this Agreement shall have effect, so far as practicable, as if all of the provisions of the Debenture and this Agreement were contained in the one instrument.

3.	Amendments
3.1	The definitions in section 1(l), (n) and (q) of the Debenture are deleted and the following are substituted in their place:
“(l)	“Maturity Date” means December 31, 2007,”

“(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004, as amended December 22, 2005,”

“(q)
“UOB Debentures” means this Debenture and the debentures issued to each of UOB Venture (Shenzhen) Limited and UOB Venture Technology Investments Ltd by the Companies and dated for reference June 14, 2004, each as amended from time to time.”

3.2	Article 3 of the Debenture is deleted and the following is substituted in its place:

“THE ADVANCED FUNDS
3.1	Repayment of the Advanced Funds

The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, as follows (the “Repayment Schedule”):

(a)	$300,000 on or before December 31, 2005;

(b)	a further $112,500 on or before June 30, 2006;

(c)	a further $112,500 on or before September 30, 2006;

(d)	a further $225,000 on or before December 31, 2006;

(e)	a further $187,500 on or before March 31, 2007;

(f)	a further $187,500 on or before June 30, 2007;

(g)	a further $187,500 on or before September 30, 2007; and

(h)	a further $187,500 on or before December 31, 2007.

Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor on demand the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest).

3.2	Evidence of Advanced Funds

The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.

3.3	Interest

The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.

3.4	Timing of Interest Payments

The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full. Any accrued and unpaid interest existing on the Maturity Date shall be paid on the Maturity Date.

3.5	Net Interest

It is intended that all payments of the Advanced Funds, interest and all other monies required to be paid to the Investor pursuant to this Debenture shall be made without deduction or withholding for any taxes. If under applicable law the payor of any such amounts is required to deduct or withhold any amount in respect of taxes, the Companies will gross-up the amount of each such payment so that the Investor will be in the same position had no amount in respect of taxes been withheld or deducted.”

4.	Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be delivered either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner will promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.
For and on behalf of
UOB CAPITAL INVESTMENTS PTE LTD

/s/ “Terence Ong Sea Eng” Signature

Terence Ong Sea Eng Name

Authorized Signatory Title

SIGNED, SEALED AND DELIVERED	)
BY WEX PHARMACEUTICALS INC.	)
in the presence of:	)
)
/s/ “Iain R. Mant”	)
Signature	)
	)	/s/ “Edge Wang”

Iain R. Mant	)	EDGE WANG, PRESIDENT
Barrister & Solicitor	)
Name	)
)
2100 — 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734)
Address	)
)
)

SIGNED, SEALED AND DELIVERED	)
BY WEX MEDICAL LIMITED	)
in the presence of:	)
)
/s/ “Iain R. Mant”	)
Signature	)
	)	/s/ “Edge Wang”

Iain R. Mant	)	EDGE WANG, PRESIDENT
Barrister & Solicitor	)
Name	)
)
2100 — 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734)
Address	)
)
)

DEBENTURE AMENDMENT AGREEMENT
THIS AGREEMENT dated for reference December 22, 2005 is made
AMONG:
UOB VENTURE TECHNOLOGY INVESTMENTS LTD
80 Raffles Place, UOB Plaza 2 #30-20, Singapore 048624
(the “Investor”)
OF THE FIRST PART
AND:
WEX PHARMACEUTICALS INC. (formerly known as INTERNATIONAL WEX TECHNOLOGIES INC.), a corporation formed under the Canada Business Corporations Act and having an office at 2100 — 1040 West Georgia Street, Vancouver, British Columbia V6E 4H1
(the “Company”)
OF THE SECOND PART
AND:
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F., Manulife Tower, 169 Electric Road, North Point, Hong Kong
(the “Subsidiary”)
OF THE THIRD PART
WHEREAS:
A.
On June 14, 2004, the Investor advanced to the Subsidiary $1,500,000 (the “Advanced Funds”) pursuant to a subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004 (the “Original Subscription Agreement”);

B.	Pursuant to the Original Subscription Agreement, the Subsidiary and the Company issued to the Investor a debenture dated June 14, 2004 relating to the Advanced Funds (the “Debenture”);

C.	The Investor, the Subsidiary and the Company wish to enter into this Agreement to amend certain provisions of the Debenture as hereinafter provided; and

D.	Concurrently with the execution of this Agreement, the Investor, the Subsidiary and the Company have agreed to amend the Original Subscription Agreement.
NOW THEREFORE in consideration of the mutual premises, covenants and agreements herein set forth, and $1.00 now paid by each party to the others, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:
1.	Definitions

In this Agreement and the recitals hereto, unless the context otherwise requires, any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Debenture.

2.	One Instrument

The parties hereto agree that the Debenture, as amended hereby, shall continue to have full force and effect and this Agreement shall have effect, so far as practicable, as if all of the provisions of the Debenture and this Agreement were contained in the one instrument.

3.	Amendments
3.1	The definitions in section 1(l), (n) and (q) of the Debenture are deleted and the following are substituted in their place:
“(l)	“Maturity Date” means December 31, 2007,”

“(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004, as amended December 22, 2005,”

“(q)
“UOB Debentures” means this Debenture and the debentures issued to each of UOB Venture (Shenzhen) Limited and UOB Venture Technology Investments Ltd by the Companies and dated for reference June 14, 2004, each as amended from time to time.”

3.2	Article 3 of the Debenture is deleted and the following is substituted in its place:

“THE ADVANCED FUNDS
3.1
Repayment of the Advanced Funds

The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, as follows (the “Repayment Schedule”):

(a)	$300,000 on or before December 31, 2005;

(b)	a further $112,500 on or before June 30, 2006;

(c)	a further $112,500 on or before September 30, 2006;

(d)	a further $225,000 on or before December 31, 2006;

(e)	a further $187,500 on or before March 31, 2007;

(f)	a further $187,500 on or before June 30, 2007;

(g)	a further $187,500 on or before September 30, 2007; and

(h)	a further $187,500 on or before December 31, 2007.

Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor on demand the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest).

3.2	Evidence of Advanced Funds

The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.

3.3	Interest

The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.

3.4	Timing of Interest Payments

The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full. Any accrued and unpaid interest existing on the Maturity Date shall be paid on the Maturity Date.

3.5	Net Interest

It is intended that all payments of the Advanced Funds, interest and all other monies required to be paid to the Investor pursuant to this Debenture shall be made without deduction or withholding for any taxes. If under applicable law the payor of any such amounts is required to deduct or withhold any amount in respect of taxes, the Companies will gross-up the amount of each such payment so that the Investor will be in the same position had no amount in respect of taxes been withheld or deducted.”

4.	Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be delivered either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner will promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.
For and on behalf of
UOB VENTURE TECHNOLOGY
INVESTMENTS LTD

/s/ “Seah Kian Wee” Signature

Seah Kian Wee Name

Managing Director of UOB Venture Management Pte Ltd. Title

SIGNED, SEALED AND DELIVERED	)
BY WEX PHARMACEUTICALS INC.	)
in the presence of:	)
)
/s/ “Iain R. Mant”	)
Signature	)
	)	/s/ “Edge Wang”

Iain R. Mant	)	EDGE WANG, PRESIDENT
Barrister & Solicitor	)
Name	)
)
2100 — 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734)
Address	)
)
)

SIGNED, SEALED AND DELIVERED	)
BY WEX MEDICAL LIMITED	)
in the presence of:	)
)
/s/ “Iain R. Mant”	)
Signature	)
	)	/s/ “Edge Wang”

Iain R. Mant	)	EDGE WANG, PRESIDENT
Barrister & Solicitor	)
Name	)
)
2100 — 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734)
Address	)
)
)

DEBENTURE AMENDMENT AGREEMENT
THIS AGREEMENT dated for reference December 22, 2005 is made
AMONG:
UOB VENTURE (SHENZHEN) LIMITED
608, St James Court, St. Denis Street, Port Louis, Mauritius

(the “Investor”)
OF THE FIRST PART
AND:
WEX PHARMACEUTICALS INC. (formerly known as INTERNATIONAL WEX TECHNOLOGIES INC.), a corporation formed under the Canada Business Corporations Act and having an office at 2100 — 1040 West Georgia Street, Vancouver, British Columbia V6E 4H1
(the “Company”)
OF THE SECOND PART
AND:
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F., Manulife Tower, 169 Electric Road, North Point, Hong Kong
(the “Subsidiary”)
OF THE THIRD PART
WHEREAS:
A.
On June 14, 2004, the Investor advanced to the Subsidiary $2,100,000 (the “Advanced Funds”) pursuant to a subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004 (the “Original Subscription Agreement”);

B.	Pursuant to the Original Subscription Agreement, the Subsidiary and the Company issued to the Investor a debenture dated June 14, 2004 relating to the Advanced Funds (the “Debenture”);

C.	The Investor, the Subsidiary and the Company wish to enter into this Agreement to amend certain provisions of the Debenture as hereinafter provided; and

D.	Concurrently with the execution of this Agreement, the Investor, the Subsidiary and the Company have agreed to amend the Original Subscription Agreement.
NOW THEREFORE in consideration of the mutual premises, covenants and agreements herein set forth, and $1.00 now paid by each party to the others, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:
1.	Definitions

In this Agreement and the recitals hereto, unless the context otherwise requires, any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Debenture.

2.	One Instrument

The parties hereto agree that the Debenture, as amended hereby, shall continue to have full force and effect and this Agreement shall have effect, so far as practicable, as if all of the provisions of the Debenture and this Agreement were contained in the one instrument.

3.	Amendments
3.1	The definitions in section 1(l), (n) and (q) of the Debenture are deleted and the following are substituted in their place:
“(l)	“Maturity Date” means December 31, 2007,”

“(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004, as amended December 22, 2005,”

“(q)
“UOB Debentures” means this Debenture and the debentures issued to each of UOB Venture (Shenzhen) Limited and UOB Venture Technology Investments Ltd by the Companies and dated for reference June 14, 2004, each as amended from time to time.”

3.2	Article 3 of the Debenture is deleted and the following is substituted in its place:

“THE ADVANCED FUNDS

3.1	Repayment of the Advanced Funds

The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, as follows (the “Repayment Schedule”):

(a)	$420,000 on or before December 31, 2005;

(b)	a further $ 157,500 on or before June 30, 2006;

(c)	a further $ 157,500 on or before September 30, 2006;

(d)	a further $315,000 on or before December 31, 2006;

(e)	a further $262,500 on or before March 31, 2007;

(f)	a further $262,500 on or before June 30, 2007;

(g)	a further $262,500 on or before September 30, 2007; and

(h)	a further $262,500 on or before December 31, 2007.

Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor on demand the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest).

3.2	Evidence of Advanced Funds

The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.

3.3	Interest

The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.

3.4	Timing of Interest Payments

The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full. Any accrued and unpaid interest existing on the Maturity Date shall be paid on the Maturity Date.

3.5	Net Interest

It is intended that all payments of the Advanced Funds, interest and all other monies required to be paid to the Investor pursuant to this Debenture shall be made without deduction or withholding for any taxes. If under applicable law the payor of any such amounts is required to deduct or withhold any amount in respect of taxes, the Companies will gross-up the amount of each such payment so that the Investor will be in the same position had no amount in respect of taxes been withheld or deducted.”

4.	Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be delivered either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner will promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.
For and on behalf of
UOB VENTURE (SHENZHEN) LIMITED

/s/ “Seah Kian Wee” Signature

Seah Kian Wee Name

Director of SZVC UOB Venture Management Co Ltd Title

SIGNED, SEALED AND DELIVERED	)
BY WEX PHARMACEUTICALS INC.	)
in the presence of:	)
)
/s/ “Iain R. Mant” Signature	) )
	)	/s/ “Edge Wang”

Iain R. Mant	)	EDGE WANG, PRESIDENT
Barrister & Solicitor Name	) )
)
2100 — 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734 Address	) )
)
)

SIGNED, SEALED AND DELIVERED	)
BY WEX MEDICAL LIMITED	)
in the presence of:	)
)
/s/ “Iain R. Mant” Signature	) )
	)	/s/ “Edge Wang”

Iain R. Mant	)	EDGE WANG, PRESIDENT
Barrister & Solicitor Name	) )
)
2100 — 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734 Address	) )
)
)